Filed pursuant to Rule 497(e)
File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Amended and Restated Supplement to RS Money Market VIP Series Prospectus Dated May 1, 2007, and
Statement of Additional Information Dated May 1, 2007 (as revised September 21, 2007)

RS Money Market VIP Series

Effective October 1, 2007, the Fund’s advisory fee rate was reduced to an annual rate of 0.45% of the Fund’s average daily net assets. The Fund’s Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees(1)	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)

Class I Shares	0.45%	None	0.09%	0.54%

(1)          “Management Fees” and “Other Expenses” have been restated to reflect current fees.

(2)          An expense limitation with respect to the Series' Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and the Series in effect through December 31, 2009, to limit the Series' Total Annual Fund Operating Expenses (excluding interest expense associated with securities lending) to 0.54% of the average daily net assets of the Series. RS Investments may terminate the limitation for the Series after December 31, 2009.

The Fund’s Example of Annual Fund Operating Expenses table is amended and restated in its entirety as follows:

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

Share Class	1 Year	3 Years	5 Years	10 Years

Class I Shares	$57	$178	$310	$695

Effective October 1, 2007, Guardian Investor Services LLC (“GIS”) has the right to receive sub-advisory fees from RS Investment Management Co. LLC (“RS Investments”) with respect to RS Money Market VIP Series at an annual rate of 0.4275% of the Fund’s average daily net assets and references in the Statement of Additional Information to the sub-advisory fee rate paid by RS Investments to GIS in respect of RS Money Market VIP Series are hereby amended accordingly.

October 19, 2007

Guardian Investor Services LLC, distributor.